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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 30, 1998


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
+


            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF MARCH 1, 1998, PROVIDING FOR THE ISSUANCE OF ASSET-BACKED FLOATING RATE CERTIFICATES, SERIES 1998-NC1)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)

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         DELAWARE                       333-44593             13-3439681
         --------                       ---------             ----------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
of Incorporation)                      File Number)       Identification Number)

         Seven World Trade Center
         New York, New York                                         10048
         ------------------                                         -----
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (212) 783-5659




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                                       -2-


Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pools

         On March 30, 1998, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1998-NC1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 1998 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), New Century Mortgage Corporation ("New Century") as master servicer (in such capacity, the "Master Servicer") and National Association as trustee (the "Trustee"). The Certificates consist of eight classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates", the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class CE Certificates", the "Class R-I Certificates," the "Class R-II Certificates" and the "Class R-III Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans") and any funds on deposit in the Pre-Funding Account and the Interest Coverage Account. The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $310,061,181.52 as of March 1, 1998 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated March 27, 1998 (the "Mortgage Loan Purchase Agreement") between the Depositor and New Century. The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates were sold by the Depositor to Salomon Brothers Inc ("Salomon"), an affiliate of the Depositor, pursuant to an underwriting agreement, dated March 27, 1998 between the Depositor and Salomon.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                           Initial Certificate
        Class              Principal Balance         Pass-Through Rate
        -----              -----------------         -----------------
          A                $ 239,687,000.00             Variable

          M-1              $  29,250,000.00             Variable

          M-2              $  37,375,000.00             Variable

          M-3              $  12,187,000.00             Variable

          CE               $   6,500,700.00             Variable

          R-I              $         100.00             Variable

          R-II             $         100.00             Variable

          R-III            $         100.00             Variable


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                                       -3-


         The Certificates, other than the Class CE Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated March 27, 1998, and the Prospectus Supplement, dated March 27, 1998, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

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                                       -4-


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits



          EXHIBIT NO.                             DESCRIPTION
          -----------                             -----------

             4.1 Pooling and Servicing Agreement, dated as of March 1, 1998, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, New Century Mortgage Corporation as Master Servicer and National Association as Trustee, relating to the Series 1998-NC1 Certificates.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 30, 1998

                                             SALOMON BROTHERS MORTGAGE
                                             SECURITIES VII, INC.


                                             By:     /s/ Matthew R. Bollo
                                                     ------------------------
                                             Name:   Matthew R. Bollo
                                             Title:  Assistant Vice President



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                                INDEX TO EXHIBITS
                                -----------------



       EXHIBIT NO.                        DESCRIPTION
       -----------                        -----------

           4.1 Pooling and Servicing Agreement, dated as of March 1, 1998, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, New Century Mortgage Corporation as Master Servicer and U.S. Bank National Association as Trustee, relating to the Series 1998-NC1 Certificates.